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                                  EXHIBIT 10.12
                                 PROMISSORY NOTE


$10,000,000.00                                                  Cincinnati, Ohio
                                                                   June 30, 1998



         FOR VALUE RECEIVED, the undersigned, promises to pay to the order of The Huntington National Bank (hereinafter called the"Bank"), which term shall include any holder hereof), at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of TEN MILLION and NO/100 Dollars ($10,000,000.00), or so much thereof as shall have been advanced by the Bank by December 31, 1998 and not hereafter repaid (hereinafter called the "Principal Sum") together with interest as hereinafter provided. The undersigned promise to pay the Principal Sum and the interest thereon at the times and in the manner hereinafter provided. The proceeds of the loan evidenced hereby may be advanced in partial amounts during the term hereof and prior to maturity, provided, that no partial advance of the Principal Sum shall be for less than $500,000.00, and no partial advance shall be made after December 31, 1998. Each such advance shall be made to the undersigned upon receipt by the Bank of disbursement instructions and upon receipt, review and approval by the Bank of the undersigned's application for an advance, which shall be in such form and contain such information as the Bank shall from time to time prescribe.

        The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned, or the undersigned's authorized agent. The undersigned agrees that all partial advances made and payments received by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or such memoranda shall be rebuttably presumptive evidence of the amount of Principal Sum and of the amount of any accrued interest. Each request for an advance shall constitute a warranty and representation by the undersigned that no event of default hereunder or under any related loan documents has occurred and is continuing and that no event or circumstance which would constitute such an event of default, but for the requirement that notice be given or time elapse or both, has occurred and is continuing.

        This Note is executed and any advances contemplated hereunder are to be made pursuant to a Loan and Security Agreement dated June 30, 1998 and all the covenants, representations, agreements, terms and conditions contained therein, including, but not limited to, additional conditions of default and conditions to any partial advances, are incorporated herein as if fully rewritten.


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INTEREST
--------

         Prior to maturity, unless the Prime Rate Option, as hereafter set forth, is selected by the undersigned pursuant to the provisions hereof, interest will accrue on the unpaid balance of the Principal Sum at a variable rate of interest per annum, which shall change in the manner set forth below, equal to one and three fourths of one percentage point (1.75%) in excess of the LIBO Rate, as hereafter defined (the "Contract Rate").

         As used herein, LIBO Rate shall mean the rate obtained by dividing (a) actual or estimated per annum rates of interest offered to U.S. banks for deposits in U.S. dollars in the London interbank market for one month periods and in an aggregate amount comparable to the Principal Sum, as offered and determined by the Bank in its sole discretion based upon information which appears on page 3750, captioned "British Bankers Assoc. Interest Settlement Rates", of Telerate, a service of Telerate systems Incorporated (or such other page that may replace that page on that service for the purpose of displaying LIBO rates; or, if such service ceases to be available, such other reasonable comparable money rate service as the Bank may select) or upon information obtained from any other reasonable procedure, on each Banking Day; by (b) an amount equal to one (1) minus the stated maximum rate (expressed as a decimal), if any, of all reserve requirements (including, without limitation any marginal, emergency, supplemental, special or other reserves) that is specified on each date the Contract Rate is determined by the Board of Governors on each date the Contract Rate is determined by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurocurrency funding (currently referred to as ("Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, or any other regulations of any governmental authority having jurisdiction with respect thereto, all as conclusively determined by Bank, absent manifest error, such sum to be rounded up, if necessary, to the nearest whole multiple of one-sixteenth of one percent (1/16 of 1.0%) per annum.

         As used herein, Banking Day shall mean any day other than a Saturday or Sunday on which banks are open for business in Cincinnati, Ohio and on which banks in London, England are open for settlement of payments.

        In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive of such authority (whether or not having the force of law), including without limitation exchange controls, shall make it unlawful or impossible for the Bank to offer the Contract Rate under this Note, then and in any such event, the Bank shall promptly give notice thereof to the undersigned. In such case, the interest shall immediately begin to accrue, without selection by the undersigned, at the Prime Rate Option.


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        The Prime Rate Option is a rate equal to the Prime Commercial Rate. As used herein, Prime Commercial Rate shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors. The Prime Rate Option is a rate equal to the Prime Commercial Rate. Prime Commercial Rate is not necessarily the lowest lending rate of The Huntington National Bank.

        Prior to default hereunder or maturity, the undersigned may select as the rate of interest applicable to this Note either the LIBO Rate Option or the Prime Rate Option on a monthly basis effective on the first day of the month following the date notice is received by the holder of this Note, by written notice or by facsimile transmission, provided such notice is received by the holder at least three (3) Banking Days prior to such first day of the month.

         Subject to any maximum or minimum interest rate limitation by applicable law, the Contract Rate shall change automatically, without notice to the undersigned immediately on each Banking Day with each change in the LIBO Rate, as applicable, with any change thereto effective as of the opening of business on the day of the change.

        In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive of any such authority (whether or not having the force of law), shall (a) affect the basis of taxation of payments to the Bank of any amounts payable by the undersigned for under this Note while interest is acruing at the Contract Rate (other than taxes imposed on the overall net income of the Bank by the jurisdiction, or by any political subdivision or taxing authority of any such jurisdiction, in which the Bank has its principal office), or (b) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by the Bank, or (c) shall impose any other condition, requirement or charge with respect to this Note (including, without limitation, any capital adequacy requirement, any requirement which affects the manner in which the Bank allocates capital resources to its commitments or any similar requirement), and the result of any of the foregoing is to increase the cost to the Bank of making or maintaining the loan evidenced thereby, to reduce the amount of any sum receivable by the Bank thereon, or to reduce the rate of return on the Bank's capital, then the undersigned shall pay to the Bank, from time to time, upon request of the Bank, additional amounts sufficient to compensate the Bank for such increased cost, reduced sum receivable or reduced rate of return to the extent the Bank is not compensated therefor in the computation of the interest rates applicable to the Principal Sum. A detailed statement as to the amount of such increased cost, reduced sum receivable or reduced rate of return, prepared in good faith and submitted by the Bank to the undersigned, shall be conclusive and binding for all purposes relative to the Bank, absent manifest error in computation. This provision shall survive the payment in full of this Note.

         If the undersigned makes any payment of principal on any other date than as agreed under this Note, or fails to make any payment of principal or interest when due or at the maturity, the undersigned shall reimburse the Bank on demand for any resulting loss or expense incurred by the Bank, determined in the Bank's reasonable opinion, including without limitation any loss




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incurred in obtaining, liquidating or employing deposits from third parties. A detailed statement as to the amount of such loss or expense, prepared in good faith and submitted by the Bank to the undersigned shall be conclusive and binding for all purposes absent manifest error in computation.

MANNER OF PAYMENT
-----------------

         Payment of the Principal Sum and interest thereon shall be paid as follows:

         (1) All accrued interest, shall be due and payable on the 30th day of each month, except for the month of February when payment shall be due and payable on the last day of February, commencing on July 30, 1998, and continuing each month thereafter until maturity; and

         (2) The Principal Sum shall be due and payable: (i) as each Model Home is sold, on the date of each sale in an amount equal to the amount originally advanced for each Model Home; and (ii) in three consecutive annual installment payments beginning on June 30, 1999. Each installment payment of the Principal Sum, shall be in an aggregate amount equal to not less than one fifth of the Principal Sum except that the final installment payment shall be for the unpaid balance. Accrued interest shall be payable on the same dates as installment payments of the Principal Sum.

LATE CHARGE
-----------

        Any installment payment or other payment not made within 10 days of the date such payment is due shall be subject to a late charge equal to 5% of the amount of the payment.

DEFAULT RATE
------------

        Upon the occurrence of any default by the undersigned, whether by acceleration or otherwise, interest shall accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, until paid at a rate equal to two percent (2%) per annum in excess of the Contract Rate.

MATURITY
--------

        Unless sooner paid in full by prepayment, acceleration or otherwise, this Note shall mature and the Principal Sum shall be due and payable on June 30, 2001, with all accrued interests and costs as provided herein.

SECURITY
--------

         As security for the payment of the obligations evidenced hereby, and of all other obligations and liabilities of the undersigned to the Bank, whether now existing or hereafter arising, the undersigned hereby grants the Bank a first and best security interest in all of the undersigned's assets, including, without limitation, all equipment, inventory, receivables,



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furniture, general intangibles, real property, improvements, fixtures, cash and leases, and all substitutions and additions thereto, whether existing now or in the future and the proceeds thereof (all, together with any other property in which the Bank shall at any time be given a security interest, hereinafter referred to as the "Collateral") and an Unconditional Guaranty of Payment and Performance executed by Allen G. Zaring, III. The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof, and the Bank's security interest in or any mortgage on the Collateral shall remain in force and effect notwithstanding any such substitution, renewal, or extension. All remedies provided for herein upon any default by the undersigned shall be cumulative and not exclusive.

         If, at the time of payment and discharge hereof, any of the undersigned shall be then directly or contingently liable to the Bank as maker, indorser, surety or guarantor of any other Note, bill of exchange, or other instrument, then the Bank may continue to hold any of the collateral as security therefor, even though this Note shall have been surrendered to the undersigned. The Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties. If any obligation evidenced by this Note is not paid when due, the Bank may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral, and shall have the rights of a secured party under the law of the State of Ohio, and the undersigned shall be liable for any deficiency.

        Upon receipt of payment from the Borrower in the amount of the original amount advance on any Model Homes, said Model Home shall be released from the Mortgage and the security interest provided in the Loan and Security Agreement to the Huntington.

DEFAULT
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         Upon the occurrence of any of the following events:

         (1) the undersigned fails to make any payment within ten (10) days of when due hereunder or to perform any obligation of the undersigned to the Bank;

         (2) the undersigned fails to do all things necessary to preserve and maintain the value and collectibility of the Collateral;

         (3) any event occurs and continues which constitutes a default by any of the undersigned under any other obligation to or agreement with the Bank;

         (4) the aggregate value of the Collateral material declines in value or becomes unsatisfactory to the Bank and the undersigned fails to furnish immediately upon request additional Collateral satisfactory to Bank;

         (5) any guarantor revokes its guaranty, or any event occurs and continues which constitutes a default by any guarantor under its guaranty;



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         (6) the undersigned fails to furnish true and complete financial statements from time to time on request of the Bank as provided in Section 8 of the Loan and Security Agreement;

         (7) the death or dissolution of any of the undersigned, or any endorser, surety, accommodation party or guarantor;

         (8) any representation, warranty or other information given to the Bank by any of the undersigned, or by any indorser, surety, accommodation party or guarantor proves to be false, untrue or misleading; or

then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agree to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extend permitted by law.

GENERAL PROVISIONS
------------------

         All of the parties hereto, including the undersigned, and any indorser, surety, accommodation party or guarantor, hereby: (1) severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto; (2) consent that, without discharging or modifying the duties of any of them and without notice, the Bank may (A) extend the time of payment an unlimited number of times before or after maturity, (B) grant any other indulgence at any time and from time to time to any party hereto, (C) delay in exercising or omit to exercise any right against, or delay in taking or omit to take any action to collect from or pursue the Bank's remedies against, any party hereto, (D) release or modify any collateral, security or guaranties; and (3) severally waive any claim, right or remedy which such party may now have or hereafter acquire against any other party or parties hereto that arises hereunder and/or from the performance by such party hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of the Bank against the other party or parties, or any security which the Bank now has or hereafter acquires, whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any Collateral herefor before exercising any other such rights.

        No waiver of any term or condition of this Note shall be effective unless in writing and signed by the party giving or granting the waiver. No amendment of any term or condition of this Note shall be effective unless in writing and signed by the undersigned and the Bank. No failure or delay on the part of the Bank in exercising any right, power or privilege under this Note, related loan documents or law nor any course of dealing, shall operate as a waiver of such right, power or privilege or preclude any other or further exercise thereof or of any other right, power or privilege.



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        The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

         The undersigned agrees that, to the extent that any of the undersigned make a payment or payments to the Bank, or the Bank receives any proceeds of Collateral, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any of the undersigned, its estate, trustee, receiver or any other party, including without limitation any guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligations under this Note or the part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.



                                             BORROWER:

                                             FIRST CINCINNATI LEASING LLC,
                                             an Ohio limited liability company



                                             By: /s/ ALLEN G. ZARING, III
                                                --------------------------------
                                                     Allen G. Zaring, III
                                             Its:    Sole Member and Manager


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